UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2021

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2055 Gateway Place, #480, San Jose, California (Address of Principal Executive Offices)	95110 (Zip Code)

(408) 986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	DSPG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2021, DSP Group, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition by Synaptics Incorporated, a Delaware corporation (“Parent”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) the Company entered into with Synaptics and Osprey Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”), on August 30, 2021. The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by Parent at a price of $22.00 per share of the Company’s common stock, $0.001 par value per share, in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 30, 2021 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) that each outstanding share of the Company’s common stock was converted into the right to receive the Merger Consideration and requested that NASDAQ withdraw the listing of the Company’s common stock. Upon the Company’s request, NASDAQ is expected to file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Company’s common stock. The Company’s common stock will cease being traded prior to the opening of the market on December 3, 2021, and will no longer be listed on NASDAQ. In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, all of the directors of the Company at the Effective Time ceased to be directors of the Company.

Also immediately prior to the Effective Time, each of Ofer Elyakim, Chief Executive Officer, Dror Levy, Chief Financial Officer and Secretary, and Tali Chen, Chief Business Officer were terminated by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

December 2, 2021	By:	/s/ Danni Waldner
Danni Waldner
VP, Finance

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